EXHIBIT 21.1




                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                        STATE OF INCORPORATION
                                                            OR ORGANIZATION
                                                        ----------------------

OPTIMUMBANK                                                    FLORIDA

OPTIMUMBANK HOLDINGS CAPITAL TRUST I                           DELAWARE